Exhibit 24.1

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Robert E. Rose
Name:	Robert E. Rose

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Jon A. Marshall
Name:	Jon A. Marshall

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ W. Richard Anderson
Name:	W. Richard Anderson

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Thomas W. Cason
Name:	Thomas W. Cason

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Richard L. George
Name:	Richard L. George

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Victor E. Grijalva
Name:	Victor E. Grijalva

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Martin B. McNamara
Name:	Martin B. McNamara

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Edward R. Muller
Name:	Edward R. Muller

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Kristian Siem
Name:	Kristian Siem

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Robert M. Sprague
Name:	Robert M. Sprague

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ Ian C. Strachan
Name:	Ian C. Strachan

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ J. Michael Talbert
Name:	J. Michael Talbert

TRANSOCEAN INC.

Power of Attorney

WHEREAS, TRANSOCEAN INC., a company organized under the laws of the Cayman Islands (the “Company”), intends to file with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Commission promulgated thereunder, one or more registration statements on Form S-8 relating to the GlobalSantaFe 401(K) Savings Plan, as amended and restated, together with any and all exhibits, documents and other instruments and documents necessary, advisable or appropriate in connection therewith, including any amendments thereto (the “Form S-8”);

NOW, THEREFORE, the undersigned, in his or her capacity as a director or officer or both, as the case may be, of the Company, does hereby appoint Robert L. Long, Eric B. Brown, Gregory L. Cauthen, John H. Briscoe and Chipman Earle, and each of them severally, his or her true and lawful attorney or attorneys with power to act with or without the other, and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in his or her capacity as director, officer or both, as the case may be, of the Company, the Form S-8 and any and all amendments thereto, including any and all exhibits and other instruments and documents said attorney or attorneys shall deem necessary, appropriate or advisable in connection therewith, and to file the same with the Commission and to appear before the Commission in connection with any matter relating thereto.  Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts that said attorneys and each of them, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 27th day of November, 2007.

By:	/s/ John L. Whitmire
Name:	John L. Whitmire